SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2003

PEOPLESOFT, INC.

(Exact name of registrant as specified in its charter)

0-20710
(Commission file number)

Delaware	68-0137069
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

4460 Hacienda Drive, Pleasanton, CA	94588-8618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 225-3000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99.1 Press release issued by PeopleSoft, Inc. dated October 6, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 6, 2003, PeopleSoft, Inc. issued a press release announcing preliminary second quarter earnings expectations. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2003

PEOPLESOFT, INC.

By:	/s/ KEVIN T. PARKER

Kevin T. Parker
Executive Vice President, Finance and Administration, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by PeopleSoft, Inc. dated October 6, 2003